UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2014

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the Company’s Annual Meeting of Stockholders on April 24, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved (i) the Amended and Restated Baker Hughes Incorporated 2002 Director and Officer Long-Term Incentive Plan (the “2002 D&O Plan"), which amends and restates the Baker Hughes Incorporated 2002 Director and Officer Long-Term Incentive Plan, in order to, among other items, increase the number of shares of common stock available for issuance under new grants under the 2002 D&O Plan to a total of 10,000,000 shares, and (ii) the Amended and Restated Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan (“2002 Employee Plan”), which amends and restates the Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan, in order to, among other items, increase the number of shares of common stock available for issuance under new grants under the 2002 Employee Plan to a total of 20,000,000 shares. The Company’s Board of Directors previously approved the 2002 D&O Plan and the 2002 Employee Plan, subject to such stockholder approval.
Information regarding the terms of the 2002 D&O Plan and 2002 Employee Plan can be found in the Company’s definitive proxy statement (the “Proxy Statement”) for the 2014 Annual Meeting filed with the Securities and Exchange Commission on March 5, 2014 under the caption “Proposal No. 4 Approval of the Amended and Restated 2002 Director & Officer Long-Term Incentive Plan” and “Proposal No. 5 Approval of the Amended and Restated 2002 Employee Long-Term Incentive Plan.” The information in the Proxy Statement and the above descriptions of the 2002 D&O Plan and 2002 Employee Plan do not purport to be complete and are qualified in their entirety by reference to the 2002 D&O Plan and 2002 Employee Plan, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting was held on April 24, 2014 to (i) elect eleven members to the Board of Directors to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, (iii) ratify Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2014, (iii) approve the 2002 D&O Plan and (iv) approve the 2002 Employee Plan. Each of the directors nominated were elected and each of the proposals voted upon were approved.

As of February 26, 2014, the record date, there were 436,179,754 shares of common stock issued and outstanding and entitled to vote at the 2014 Annual Meeting and 366,647,226 shares of common stock were represented in person or by proxy at the 2014 Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the holders of such common stock.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
Larry D. Brady	332,880,966	625,318	3,463,803	29,677,139
Clarence P. Cazalot, Jr.	321,355,616	9,691,706	5,922,765	29,677,139
Martin S. Craighead	326,393,603	1,466,224	9,110,260	29,677,139
Lynn L. Elsenhans	333,661,746	291,684	3,016,657	29,677,139
Anthony G. Fernandes	319,980,845	9,769,122	7,220,120	29,677,139
Claire W. Gargalli	320,194,374	9,399,981	7,375,732	29,677,139
Pierre H. Jungels	322,887,393	9,077,601	5,005,093	29,677,139
James A. Lash	332,366,604	674,675	3,928,808	29,677,139
J. Larry Nichols	317,528,598	13,316,800	6,124,689	29,677,139
James W. Stewart	253,320,374	27,262,242	56,387,471	29,677,139
Charles L. Watson	319,171,309	10,581,109	7,217,669	29,677,139

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote to approve the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
319,284,949	15,226,682	2,458,456	29,677,139

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2014 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
360,866,346	3,738,665	2,042,215	-

The number of votes for, against, abstentions and broker non-votes with respect to the approval of the 2002 D&O Plan was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
318,258,817	16,563,634	2,147,636	29,677,139

The number of votes for, against, abstentions and broker non-votes with respect to the approval of the 2002 Employee Plan was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
322,111,339	12,750,510	2,108,238	29,677,139
Item 7.01 Regulation FD Disclosure.
On April 22, 2014, the Company issued a news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
The news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “foresee,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, Form 10-Q for the quarter ended March 31, 2014 and those set forth from time-to-time in other filings with the Securities and Exchange Commission (“SEC”). The documents are available through the Company’s website at: www.bakerhughes.com/investor or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (“EDGAR”) at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.

Item 8.01 Other Events.

On April 24, 2014, the Board of Directors elected Martin S.Craighead as Chairman of the Board of Directors and J. Larry Nichols as Lead Director. The Board of Directors, based upon the recommendation of the Governance and Health, Safety & Environmental Committee, also approved the following committee assignments.

Audit/Ethics Committee	Compensation Committee	Executive Committee	Finance Committee	Governance and HS&E Committee
James A. Lash, Chair	Claire W. Gargalli, Chair	Martin S. Craighead, Chair	Lynn L. Elsenhans, Chair	J. Larry Nichols, Chair
Larry D. Brady	Clarence P. Cazalot, Jr.	Clarence P. Cazalot, Jr.	Claire W. Gargalli	Larry D. Brady
Clarence P. Cazalot, Jr.	Anthony G. Fernandes	J. Larry Nichols	Pierre H. Jungels	Anthony G. Fernandes
Lynn L. Elsenhans	Pierre H. Jungels	James W. Stewart	James A. Lash	Charles L. Watson
J. Larry Nichols	Charles L. Watson	Charles L. Watson	James W. Stewart
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1*+	Amended and Restated Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan
10.2*+	Amended and Restated Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan
99.1*	News Release of Baker Hughes Incorporated dated April 22, 2014

* Filed herewith.
+ Management compensatory plan or arrangement.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: April 29, 2014	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary and Senior Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1*+	Amended and Restated Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan
10.2*+	Amended and Restated Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan
99.1*	News Release of Baker Hughes Incorporated dated April 22, 2014

* Filed herewith.
+ Management compensatory plan or arrangement.